Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

MOR-1

CASE NAME:	ATP Oil & Gas Corporation	PETITION DATE:	8/17/2012
CASE NUMBER:	12-36187	DISTRICT OF TEXAS:	Southern
PROPOSED PLAN DATE:	To be determined	DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY FOR MONTH	YEAR

MONTH	8/17/12 to 8/31/12
REVENUES (MOR-6)	$17,962,067	0	0	0	0	0
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	918,169	0	0	0	0	0
NET INCOME (LOSS) (MOR-6)	(33,399,588)	0	0	0	0	0
PAYMENTS TO INSIDERS (MOR-9)	75,859	0	0	0	0	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	0	0	0	0

TOTAL DISBURSEMENTS (MOR-8)	$386,317,124	0	0	0	0	0

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE

CASUALTY	YES ☒ NO ☐	06-30-13
LIABILITY	YES ☒ NO ☐	10-31-12
VEHICLE	YES ☒ NO ☐	10-31-12
WORKER’S	YES ☒ NO ☐	06-30-13
OTHER	YES ☒ NO ☐	06-01-13

CIRCLE ONE
Are all accounts receivable being collected within terms?	Yes
Are all post-petition liabilities, including taxes, being paid within terms?	No
Have any pre-petition liabilities been paid?	NO

If so, describe

In accordance with court approved motions, payments include pre-petition payroll, employee expense reimbursements, independent contractor fees, utility fees for the stub period of August, and any fees due on our bank accounts.

Are all funds received being deposited into DIP bank accounts?	No
Were any assets disposed of outside the normal course of business?	Yes
If so, describe

Are all U.S. Trustee Quarterly Fee Payments current?	No

What is the status of your Plan of Reorganization?

We have not yet commenced negotiations with our stakeholders.

ATTORNEY NAME:	Charles S. Kelley, Esq.
FIRM NAME:	Mayer Brown, LLP
ADDRESS:	700 Louisiana St.
Suite 3400
CITY, STATE, ZIP:	Houston, TX 77002
TELEPHONE/FAX:	(713) 238-3000

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.
SIGNED X	TITLE:	Chief Accounting Officer
(ORIGINAL SIGNATURE)
	Keith R. Godwin	September 20, 2012
	(PRINT NAME OF SIGNATORY)	DATE

MOR-1	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* 8/17/2012	MONTH 8/31/2012	MONTH	MONTH	MONTH	MONTH	MONTH
CURRENT ASSETS
Cash	$4,348,867	$45,374,005
Restricted Cash	4,840,908	14,841,112
Accounts Receivable, Net	48,962,845	47,390,739
Accounts Receivable, Affiliates	699,367,083	705,099,121
Prepaid Expenses and Other Current Assets	18,938,661	26,524,703

TOTAL CURRENT ASSETS	776,458,364	839,229,680

Oil & Gas Properties	2,914,007,759	2,939,625,568
Less Accumulated DD&A and Impairment	1,622,583,195	1,636,941,332
OIL & GAS PROPERTIES, NET	1,291,424,564	1,302,684,236
OTHER ASSETS
1. Deferred Tax Assets	0	0
2. Investments in Affiliates	892,154,554	888,614,697
3. Deferred Financing Costs - net	2,075,258	2,171,506
4. Furnitures & Fixtures, net	482,093	463,201
5. Other Non current Receivable	12,269,065	12,273,726

TOTAL ASSETS	$2,974,863,898	$3,045,437,046

*	Per Schedules and Statement of Affairs

MOR-2	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS’ EQUITY	FILING DATE* 8/17/2012	MONTH 8/31/2012	MONTH	MONTH	MONTH	MONTH	MONTH
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	$—	$488,258,910
PRE-PETITION LIABILITIES
Secured obligations	2,032,708,051	1,668,900,806
Priority unsecured obligations	11,287,816	11,287,816
Unsecured obligations	262,665,747	262,665,747
Other pre-petition obligations	0	0

TOTAL CLAIMABLE PRE-PETITION LIABILITIES	2,306,661,614	1,942,854,369

Asset Retirement Obligation (1)	149,468,228	150,114,665
Derivative Liability	1,962,381	0
Other Long-term obligations (2)	533,408,331	498,726,344

TOTAL LIABILITIES	2,991,500,554	3,079,954,288

OWNERS’ EQUITY (DEFICIT)
PREFERRED STOCK	277,406,044	277,406,044
COMMON STOCK	52,660	52,660
TREASURY STOCK	(911,729)	(911,729)
ADDITIONAL PAID-IN CAPITAL	536,339,243	536,976,475
8/1-8/17 TRANSLATION ADJUSTMENT (3)	(14,881,770)	0
RETAINED EARNINGS: Filing Date	(814,641,104)	(814,641,104)
RETAINED EARNINGS: Post Filing Date	0	(33,399,588)

TOTAL OWNERS’ EQUITY (NET WORTH)	(16,636,656)	(34,517,242)

TOTAL LIABILITIES & OWNERS’ EQUITY	$2,974,863,898	$3,045,437,046

*	Per Schedules and Statement of Affairs
(1)	ARO represents GAAP present value estimate of future cash flows. ARO is subject to certain potential bonding requirements which have not been determined as of the date of this filing.
(2)	Other long-term obligations include term NPI and ORRI interests which are accounted for as long-term obligations under GAAP because they are granted on proved properties where production is reasonably assured. These are not true liabilities incurred until production occurs.
(3)	Our August 17 through August 31, 2012 income was estimated using an allocation of 15/31 days for certain line items. Our balance sheet line items represent the August 17 balances when possible: otherwise amounts presented represent July 31 balances. Because of this, an equity translation adjustment is required.

MOR-3	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH 8/31/2012	MONTH	MONTH	MONTH	MONTH	MONTH
TRADE ACCOUNTS PAYABLE	$11,682,314
ACCOUNTS PAYABLE - AFFILIATES
TAX PAYABLE
Federal Payroll Taxes	0
State Payroll Taxes	0
Ad Valorem Taxes	0
Other Taxes	0

TOTAL TAXES PAYABLE	0

SECURED DEBT POST-PETITION	414,344,609
ACCRUED INTEREST PAYABLE	583,204
ACCRUED PROFESSIONAL FEES*	746,512
OTHER ACCRUED LIABILITIES
1. Payroll accruals	0
2. Other accruals	44,122,915
3. Other payables	16,779,356

TOTAL POST-PETITION LIABILITIES (MOR-3)	$488,258,910

*	Payment requires Court Approval

MOR-4	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

AGING OF POST-PETITION LIABILITIES
MONTH	8/31/2012

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES
0-30	$11,682,314	$11,682,314	$—	$—	$—
31-60	0	0	0	0	0
61-90	0	0	0	0	0
91 +	0	0	0	0	0

TOTAL	$11,682,314	$11,682,314	$—	$—	$—

AGING OF ACCOUNTS RECEIVABLE

DAYS	TOTAL	Revenue	Joint Interest (1)	Other
0-30 DAYS	$44,228,008	$39,615,379	$4,612,629	$—
31-60 DAYS	(160,196)	(160,196)	0	0
61-90 DAYS	757,314	0	757,314	0
91+ DAYS	2,565,613	(225,945)	2,665,023	126,535

TOTAL	$47,390,739	$39,229,238	$8,034,966	$126,535

(1)	91+ day balance includes $2,013,375 of amounts being withheld over WI% dispute and $527,613 of amounts regarding Black Elk/Nippon lawsuit

MOR-5	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

STATEMENT OF INCOME (LOSS)

	MONTH 8/17/12 to 8/31/12	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	$17,962,067						$17,962,067
							0

GROSS PROFIT	17,962,067						17,962,067

OPERATING EXPENSES:
Lease Operating Expenses	3,596,446						3,596,446
Processing fees, related party	3,456,290						3,456,290
DD&A /Impairment	6,958,244						6,958,244
Accretion	508,076						508,076
Abandonment (Gain)/Loss	32,108						32,108
Compensation Expense	778,853						778,853
Professional Fees	1,582,462						1,582,462
Other General & Administrative	131,419						131,419

TOTAL OPERATING EXPENSES	17,043,898						17,043,898

INCOME (LOSS) FROM OPERATIONS (MOR-1)	918,169						918,169
INTEREST INCOME	2,033,953						2,033,953
INTEREST (EXPENSE), NET	(2,191,113)						(2,191,113)
DERIVATIVES GAIN/(LOSS)	0						0
DEBT EXTINGUISHMENT GAIN/(LOSS)	(6,937,100)						(6,937,100)

TOTAL INT. DER & OTHER ITEMS	(7,094,260)						(7,094,260)

NET INCOME (LOSS) BEFORE REORGANIZATION	(6,176,091)						(6,176,091)

REORGANIZATION (EXPENSES):
US Trustee fees	(30,000)						(30,000)
Professional fees	(1,037,305)						(1,037,305)
Debt valuation adjustments	0						0
Claims adjustments	(26,156,192)						(26,156,192)
Interest income	0						0
REORGANIZATION EXPENSES, NET:	(27,223,497)						(27,223,497)

NET INCOME (LOSS) (MOR-1)	$(33,399,588)						$(33,399,588)

Accrual Accounting Required. Otherwise Footnote with Explanation.

MOR-6	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

CASH RECEIPTS AND DISBURSEMENTS	MONTH 8/17/12 to 8/31/12	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
l. CASH-BEGINNING OF PERIOD	$4,348,867						$4,348,867
RECEIPTS:
1. COLLECTION OF NET REVENUE ACCOUNTS RECEIVABLE	21,003,439						21,003,439
2. COLLECTION OF JOINT INTEREST ACCOUNTS RECEIVABLE	0						0
3. OTHER OPERATING RECEIPTS (See Attached)	0						0
4. FINANCING RECEIPTS (See Attached)	406,338,823						406,338,823

TOTAL RECEIPTS**	427,342,262						427,342,262

(Withdrawal) Contribution by Individual Debtor MFR-2*							0
DISBURSEMENTS:
5. TERM-LIMITED ORRI	940,089						940,089
6. TERM-LIMITED NPI	0						0
7. DERIVATIVE SETTLEMENTS PAID (RECEIVED)	2,141,118						2,141,118
8. LEASE OPERATING COSTS	0						0
9. GOMEZ PIPELINE OBLIGATION	830,833						830,833
10. TITAN FEE (USED FOR PRINCIPAL + INTEREST)	5,500,000						5,500,000
11. ATPIP FEES	1,571,182						1,571,182
12. GENERAL & ADMINISTRATIVE (See Attached)	437,500						437,500
13. OTHER OPERATING DISBURSEMENTS (See Attached)							0

TOTAL DISBURSEMENTS FROM OPERATIONS	11,420,722						11,420,722

14. CAPEX CASH DISBURSEMENTS (See Attached)	0						0
15. BANKRUPTCY & PROFESSIONAL FEES (See Attached)	0						0
16. FINANCING PAYMENTS PRINCIPAL AND INTEREST (See Attached)	374,896,402						374,896,402

TOTAL DISBURSEMENTS**	386,317,124						386,317,124

17. NET CASH FLOW	41,025,138						41,025,138
18. CASH - END OF MONTH (MOR-2)	$45,374,005						$45,374,005

*	Applies to Individual debtors only
**	Numbers for the current month should balance (match)

RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7A	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

CASH RECEIPTS AND DISBURSEMENTS DETAIL	MONTH 8/17/12 to 8/31/12	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
OTHER OPERATING RECEIPTS (Line 3)	$—						$—

GENERAL & ADMINISTRATIVE (Line 12)
Compensation	352,523						352,523
Rent	—						—
Office and general costs	—						—
Travel related	—						—
D&O	82,413						82,413
Other costs	2,564						2,564

GENERAL & ADMINISTRATIVE TOTAL	437,500						437,500

BANKRUPTCY & PROFESSIONAL FEES (Line 15)
Legal advisors	—						—
Financial advisors	—						—
Operational/Other consultants	—						—

BANKRUPTCY & PROFESSIONAL FEES TOTAL	—						—

OTHER OPERATING DISBURSMENTS (Line 13)	—						—

CAPEX CASH DISBURSMENTS (Line 14)
Maintenance/Other	—						—
Clipper project	—						—
Gomez #9 project	—						—
Plugging and abandonment of oil and gas properties	—						—

CAPEX CASH DISBURSMENTS TOTAL	—						—

FINANCING PAYMENTS - PRINCIPAL AND INTEREST (Line 16)
1st lien principal and interest	367,338,823						367,338,823
New facility principal and interest	6,937,100						6,937,100
Legal fees related to new facility	620,479

FINANCING PAYMENTS - PRINCIPAL AND INTEREST TOTAL	374,896,402						374,896,402

FINANCING RECEIPTS (Line 4)
New facility proceeds	$406,338,823						$406,338,823

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

CASH ACCOUNT RECONCILIATION
MONTH OF	8/17/12 to 8/31/2012

BANK NAME	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	Compass Bank
ACCOUNT NUMBER	113334321	1000027441	6300050955	58902066488	113400841	2524118079
ACCOUNT TYPE	Operating	Deposit	Controlled Disbursement	Cafeteria Plan	Other	Payroll	TOTAL
BANK BALANCE	$48,012,307	$15,299	$—	$23,936	$—	$229,607	$48,281,149
DEPOSITS IN TRANSIT	—	—	—	—	—	—	—
OUTSTANDING CHECKS	—	—	2,900,766	6,378	—	—	2,907,144

ADJUSTED BANK BALANCE	$48,012,307	$15,299	$(2,900,766)	$17,558	$—	$229,607	$45,374,005

BEGINNING CASH - PER BOOKS	$7,134,646	$—	$(2,900,766)	$18,151		$96,836	$4,348,867
RECEIPTS*	426,621,745	720,517	—	—	—	—	427,342,262
TRANSFERS BETWEEN ACCOUNTS	(737,417)	(705,218)	942,635	—	—	500,000	—
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2	—	—		—	—	—	—
CHECKS/OTHER DISBURSEMENTS*	385,006,667	—	942,635	593		367,229	386,317,124

ENDING CASH - PER BOOKS	$48,012,307	$15,299	$(2,900,766)	$17,558	$—	$229,607	$45,374,005

*	Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

MOR-8	Revised 07/01/98

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 8/17/12 to 8/31/12	MONTH	MONTH	MONTH	MONTH	MONTH
1. T. Paul Bulmahn (salary)	$17,767
2. Leland E. Tate (salary)	14,634
3. Albert L. Reese Jr. (salary)	11,577
4. George R. Morris (salary)	11,848
5. John E. Tschirhart (salary)	8,731
6. Keith R. Godwin (salary)	11,302

TOTAL INSIDERS (MOR-1)	$75,859

PROFESSIONALS	MONTH 8/17/12 to 8/31/12	MONTH	MONTH	MONTH	MONTH	MONTH
1.
2.
3.
4.
5.
6.

TOTAL PROFESSIONALS (MOR-1)	$—

MOR-9	Revised 07/01/98